UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

NCR VOYIX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW

Atlanta, GA 30308

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 225-5627

NCR Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

The Board of Directors (the “Board”) of NCR Voyix Corporation (the “Company”) has appointed James G. Kelly, the existing Executive Chair of the Board, to succeed David Wilkinson as President and Chief Executive Officer of the Company, effective February 4, 2025.

Mr. Kelly, age 62, has served as the Chair of the Board since October 2023, having served as independent Chair from October 2023 to May 2024 and Executive Chair since May 2024. In connection with his appointment as Chief Executive Officer, Mr. Kelly will step down from his role as Executive Chair, but will remain a member of the Board. Mr. Kelly previously served as Chief Executive Officer and as a member of the Board of Directors of EVO Payments, Inc. (“EVO”) from May 2018 until EVO’s acquisition by Global Payments, Inc. (“Global Payments”) in March 2023. Prior to EVO’s initial public offering in 2018, Mr. Kelly served as Chief Executive Officer and a member of the Board of EVO Payments International from 2012 to 2018. Before joining EVO, Mr. Kelly held several leadership roles at Global Payments from 2001 to 2010, including President and Chief Operating Officer from 2006 to 2010 and Senior Executive Vice President and Chief Financial Officer from 2000 to 2005. Prior to joining Global Payments, Mr. Kelly served as a managing director of Alvarez & Marsal, a leading global professional services firm, and as a manager of Ernst & Young’s mergers and acquisitions and audit groups. Mr. Kelly holds a bachelor’s degree from the University of Massachusetts, Amherst.

In connection with his appointment, the Company and Mr. Kelly have entered into an offer letter (the “Kelly Offer Letter”), dated February 4, 2025, attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to the terms of the Kelly Offer Letter, Mr. Kelly will receive an annual base salary of $700,000 and will be eligible to participate in the Company’s Management Incentive Plan with a 125% target bonus and the Company’s Long-Term Incentive Equity Award Program with a target incentive award of $5,425,000 for 2025. Mr. Kelly will also be eligible to participate in certain Company-sponsored benefits, such as health insurance plans and other disability and life insurance plans. The Kelly Offer Letter also contains customary employment terms and conditions, and restrictive covenants applicable to Mr. Kelly. In addition to the Kelly Offer Letter, Mr. Kelly will participate in the Company’s Executive Severance Plan, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 10.1.3 to the Company’s Annual Report on Form 10-K filed on March 14, 2024.

There are no family relationships between Mr. Kelly and any Company director or executive officer, and no arrangements or understandings between Mr. Kelly and any other person pursuant to which he was selected as an officer. Mr. Kelly is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Departure of President and Chief Executive Officer and Director

In connection with Mr. Kelly’s appointment, the Company also announced the departure of David Wilkinson from his role as President and Chief Executive Officer of the Company, effective as of February 4, 2025. Mr. Wilkinson will also be stepping down from his role as a member of the Board, effective immediately. For purposes of his existing employment agreement with the Company, dated as of September 25, 2023 (as amended by that certain amendment, dated as of March 13, 2024), the Company’s Executive Severance Plan and the agreements governing his outstanding equity awards, Mr. Wilkinson’s departure will be treated as a termination without cause.

In connection with his departure, the Company and Mr. Wilkinson have entered into a Separation Agreement and General Waiver and Release (the “Separation Agreement”), attached hereto as Exhibit 10.2 and incorporated herein by reference, which confirms his severance benefits and post-termination obligations under his employment agreement, the Executive Severance Plan and the agreements governing his outstanding equity awards. The severance benefits to be received by Mr. Wilkinson under the Separation Agreement are consistent with those described under the captions “Employment Agreements with our Current NEOs” and “Executive Compensation Tables—Potential Payments Upon Termination or Change of Control” in connection with a termination without cause in the Company’s Definitive Proxy Statement for the 2024 annual meeting of its stockholders, filed with the Securities and Exchange Commission on April 17, 2024. Mr. Wilkinson and the Company have also entered into a consulting agreement, pursuant to which Mr. Wilkinson will provide transition services for 60 days at a rate of $15,000 per month.

Item 8.01.  Other Events.

On February 5, 2025, the Company issued a press release announcing the appointment of Mr. Kelly as President and Chief Executive Officer to succeed Mr. Wilkinson, and the appointment of Kevin Reddy as non-executive Chair of the Board (replacing his prior role as Lead Director of the Board). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The information required by this Item 5.02 is incorporated by reference to the information set forth in Item 8.01 of this report.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter, dated February 4, 2025, between the Company and James Kelly

10.2	Separation Agreement and General Waiver and Release, dated February 4, 2025, between the Company and David Wilkinson

99.1	Press Release issued by the Company, dated February 5, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli E. Sterrett
Kelli E. Sterrett
Executive Vice President, General Counsel and Secretary

Date: February 5, 2025